UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2014

Cole Credit Property Trust V, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-189891 (1933 Act)	46-1958593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Academy Sports — Cartersville, Georgia — On June 27, 2014, ARCP AS Cartersville GA LLC, a Delaware limited liability company and a wholly-owned subsidiary of Cole Operating Partnership V, LP (“CCPT V OP”), the operating partnership of Cole Credit Property Trust V, Inc. (the “Company”), entered into an agreement of purchase and sale with Light Delaware LLC, a Delaware limited liability company (the “AS Cartersville Seller”), which is not affiliated with the Company, its advisor or affiliates (the “AS Purchase Agreement”). Pursuant to the terms of the AS Purchase Agreement, CCPT V OP purchased a 71,680 square foot single-tenant retail building leased to Academy, Ltd., a Texas limited partnership, and located in Cartersville, Georgia (the “AS Cartersville Property”), for a purchase price of approximately $10.5 million, exclusive of closing costs. The AS Cartersville Property was constructed in 2014.

Walgreens — Kilgore, Texas — On June 27, 2014, ARCP WG Kilgore TX LLC, a Delaware limited liability company and a wholly-owned subsidiary of CCPT V OP, entered into an agreement of purchase and sale with JBKilgore, LLC, an Arizona limited liability company (the “WG Kilgore Seller”), which is not affiliated with the Company, its advisor or affiliates (the “WG Purchase Agreement”). Pursuant to the terms of the WG Purchase Agreement, CCPT V OP purchased a 14,820 square foot single-tenant retail building leased to Walgreen Co., an Illinois corporation, and located in Kilgore, Texas (the “WG Kilgore Property”), for a purchase price of approximately $6.2 million, exclusive of closing costs. The WG Kilgore Property was constructed in 2007.

CVS — Riverton, New Jersey — On June 30, 2014, ARCP CV Riverton NJ LLC, a Delaware limited liability company and a wholly-owned subsidiary of CCPT V OP, entered into an agreement of purchase and sale with Shops at Riverton, LLC, a New Jersey limited liability company (the “CV Riverton Seller”), which is not affiliated with the Company, its advisor or affiliates (the “CV Purchase Agreement”). Pursuant to the terms of the CV Purchase Agreement, CCPT V OP purchased a 12,900 square foot single-tenant retail building leased to New Jersey CVS Pharmacy, LLC, a New Jersey limited liability company, and located in Riverton, New Jersey (the “CV Riverton Property”), for a purchase price of approximately $6.1 million, exclusive of closing costs. The CV Riverton Property was constructed in 2007.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

CCPT V OP, through its wholly-owned subsidiaries, acquired the AS Cartersville Property, the WG Kilgore Property and the CV Riverton Property (each a “Property” and collectively, the “Properties”), from the AS Cartersville Seller, the WG Kilgore Seller and the CV Riverton Seller on June 27, 2014, June 27, 2014 and June 30, 2014, respectively. The principal provisions of the leases at the Properties are set forth in the following table:

Property	Tenant	Total Square Feet Leased	% of Total Rentable Square Feet	Renewal Options (1)	Effective Annual Base Rent (2)	Effective Base Rent per Square Foot (2)	Lease Term (3)
Academy Sports — Cartersville, GA	Academy, Ltd.	71,680	100%	3/5 yr.	$734,720	$10.25	6/27/2014	–	4/30/2029
Walgreens — Kilgore, TX	Walgreen Co.	14,820	100%	(4)	$399,000	$26.92	6/27/2014	–	7/31/2032
CVS — Riverton, NJ	New Jersey CVS Pharmacy, LLC	12,900	100%	4/5 yr.	$383,388	$29.72	6/30/2014	–	1/31/2033

(1)	Represents the number of renewal options and the term of each option.

(2)	Effective annual base rent and effective base rent per square foot include adjustments for rent concessions or abatements, if any.

(3)
Represents the lease term beginning with the later of the purchase date or the rent commencement date through the end of the non-cancelable lease term, assuming no renewals are exercised. In general, the Company intends for its properties to be subject to long-term triple or double net leases that require the tenants to pay substantially all operating expenses in addition to base rent.

(4)
Lease continues for 50 years following the end of the non-cancelable portion of the lease term, provided that the tenant has the right to terminate the lease as of the last day of any month during such 50-year period upon 12-months prior notice.

The purchases of the Properties were funded with proceeds from the Company’s ongoing public offering of common stock, borrowings from the Company’s revolving line of credit with Series C, LLC, an affiliate of Cole REIT Advisors V, LLC (“CR V Advisors”), the Company’s advisor, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 18, 2014 (the “Series C Loan”), and borrowings from the Company’s revolving bank credit facility, as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2014 (the “Credit Facility”). In connection with the acquisitions, CCPT V OP borrowed approximately $9.7 million under the Series C Loan and approximately $2.3 million under the Credit Facility, respectively, on June 27, 2014. As of June 30, 2014, the amount outstanding under the Series C Loan was approximately $9.7 million. As of June 30, 2014, the borrowing base under the Credit Facility based on the underlying collateral pool for qualified properties and the amount outstanding under the Credit Facility were each approximately $2.3 million. In connection with the acquisitions, the Company paid an affiliate of CR V Advisors aggregate acquisition fees and expenses totaling approximately $570,000.

In evaluating the Properties as potential acquisitions, including the determination of an appropriate purchase price to be paid for each Property, the Company considered a variety of factors, including the condition and financial performance of each Property; the terms of the existing lease and the creditworthiness of the tenants; property location, visibility and access; age of each Property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. The Company does not currently have plans to incur any significant costs to renovate, improve or develop the Properties, and the Company believes that the Properties are adequately insured.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information pertaining to the Company’s borrowings under the Series C Loan and the Credit Facility set forth under Item 2.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2014	COLE CREDIT PROPERTY TRUST V, INC.
	By:	/s/ Gavin B. Brandon
	Name:	Gavin B. Brandon
	Title:	Senior Vice President of Accounting
Principal Accounting Officer

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